                           MASTER ADMINISTRATOR REPORT

--------------------------------------------------------------------------------

                               NAFCO AUTO TRUST -3

                    For the August 20, 1996 Distribution Date

                    For the period beginning on July 1, 1996
                 and ending on July 31, 1996 (the "Due Period")

--------------------------------------------------------------------------------

      The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company. as Trustee, does hereby certify as follows:

      1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      2          NAFCO Inc. is, as of the date hereof the Master Administrator under the Pooling and Servicing Agreement.

      3.         The undersigned is an Officer of the Master Administrator.

      4.         The date of this Report is August 15, 1996.

      5.    Pool Factor.

            (a)   The Pool Factor with respect to July
                  1, 1996 was .......................................  .90717630

            (b)   The Pool Factor with respect to July
                  31, 1996 was ......................................  .87412769

      6. Investor and Seller Certificate Principal Balance (beginning of Due Period)

            (a)   The Investor Certificate Principal
                  Balance as of July 1, 1996 (after
                  giving effect to the disbursements in
                  reduction of principal, if any, on
                  the immediately preceding
                  Distribution Date) was ....................... $ 29,954,961.29
                                                                 ---------------

            (b)   The Seller Certificate Principal
                  Balance as of July 1, 1996 (after
                  giving effect to the disbursements in
                  reduction of principal, if any, on
                  the immediately preceding
                  Distribution Date) was ....................... $  3,389,935.24
                                                                 ---------------

      7.    Occurrence of a Required Reserve Event

            (a)   The Delinquency Ratio is .....................           3.91%
                                                                 ---------------

            (b)   The Three Month Delinquency Ratio is .........           3.29%
                                                                 ---------------

            (c)   The Gross Loss Ratio is ......................          17.75%
                                                                 ---------------

            (d)   The Three Month Gross Loss Ratio is ..........          14.53%
                                                                 ---------------

            (e)   The percentage of eligible claims on
                  the ALPI policy not paid in a timely
                  manner is(*) .................................          13.28%
                                                                 ---------------

            (g)   The Required Reserve Percentage is ...........          10.00%
                                                                 ---------------

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $_________ which are currently in dispute. Such disputed claims represent _______% of all eligible claims.

      8.    Aggregate Monthly Servicing Fee.

            (a)   The Monthly Servicing Fee owing to
                  the Servicer on the related
                  Distribution Date is ......................... $    108,623.54
                                                                 ---------------

            (b)   The amount of accrued and unpaid
                  Monthly Servicing Fees in respect of
                  prior Due Periods is ......................... $        -0-
                                                                 ---------------

            (c)   The total Monthly Servicing Fee paid
                  or payable to the Servicer in respect
                  of such Due Period [a+b] is .................. $    108,623.54
                                                                 ---------------

      9.    Aggregate Monthly Subrogation Amount.

            (a)   The Monthly Subrogation Amount owing
                  on the related Distribution Date is .......... $        -0-
                                                                 ---------------

            (b)   The amount of accrued and unpaid
                  Monthly Subrogation Amount in respect
                  of prior Due Periods is ...................... $        -0-
                                                                 ---------------

            (c)   The total Monthly Subrogation Amount
                  paid or payable to the Master
                  Administrator in respect of such Due
                  Period [a+b] is .............................. $        -0-
                                                                 ---------------

      10.   Aggregate Monthly Administrator Fee .

            (a)   The Monthly Administrator Fee owing
                  on the related Distribution Date is .......... $     28,178.93
                                                                 ---------------

            (b)   The amount of accrued and unpaid
                  Monthly Administrator Fees in respect
                  of prior Due Periods is ...................... $        -0-
                                                                 ---------------

            (c)   The total Monthly Administrator Fee
                  paid or payable to the Master
                  Administrator in respect of such Due
                  Period [a +b] is ............................. $     28,178.93
                                                                 ---------------

      11    The Cash Reserve Account.

            (a)   The Insurance Reserve Amount/The
                  Insurance Deductible

                  (i)   The Insurance Reserve Amount as
                        of the first day of the Due
                        Period ................................. $  1,556,442.77
                                                                 ---------------

                  (ii)  The aggregate Insurance
                        Deductible to be deposited by
                        the Seller into the Cash
                        Reserve Account on the Deposit
                        Date with respect to additional
                        Auto Loans acquired .................... $        -0-
                                                                 ---------------

                  (iii) The aggregate amount to be
                        withdrawn from the Insurance
                        Reserve Amount, deposited into
                        the Collection Account and
                        applied against the aggregate
                        amount of the Insurance
                        Deductible ............................. $     59,878.47
                                                                 ---------------

                  (iv)  The aggregate amount of Monthly
                        Subrogation Amount to be
                        deposited into the Insurance
                        Reserve Amount on the related
                        Deposit Date ........................... $        -0-
                                                                 ---------------

                  (v)   The Insurance Reserve Amount as
                        of the end of the Due Period is ........ $  l,496,564.30
                                                                 ---------------

            (b)   The Available Cash Reserve Amount

                  (i)   The Required Cash Reserve
                        Amount (assuming all
                        withdrawals or deposits to be
                        made with respect to the
                        current Distribution Date are
                        made) is ............................... $  2,995,496.13
                                                                 ---------------

                  (ii)  The Available Cash Reserve
                        Amount available for deposit to
                        the Collection Account on the
                        related Deposit Date (prior to
                        any withdrawals or deposits to
                        be made with respect to the
                        current Distribution Date are
                        made) is ............................... $  l,440,527.05
                                                                 ---------------

                  (iii) The amount to be deposited to
                        (withdrawn from) the Available
                        Cash Reserve Amount with
                        respect to the current
                        Distribution Date is ................... $     49,852.13
                                                                 ---------------

                  (iv)  The Available Cash Reserve
                        Amount available for deposit to
                        the Collection Account on the
                        related Deposit Date (after any
                        withdrawals or deposits to be
                        made with respect to the
                        current Distribution Date are
                        made) is ............................... $  1,490,379.18
                                                                 ---------------

            (c)   The total Cash Reserve Account as of
                  the end of the Due Period (after
                  giving effect to the deposits and
                  withdrawals in (a) and (b) above) is ......... $  2,986,943.48
                                                                 ---------------

12.   Available Funds.

      (a)   The amount of Available Funds with respect
            to the related Due Period was ...................... $  1,617,996.79
                                                                 ---------------

      (b)   The amount of Available Funds with respect
            to the immediately preceding Due Period
            that were retained in the Collection
            Account was ........................................ $     75,210.95
                                                                 ---------------

      (c)   Interest earned on and retained in the
            Collection Account and interest earned on
            the Cash Reserve Account and transferred
            into the Collection Account for the Due
            Period on the related Deposit Date was ............. $     20,644.19
                                                                 ---------------

      (d)   Total distributable funds with respect to
            the related Due Period [a+b+c] was ................. $  1,713,851.93
                                                                 ---------------

      (e)   The amount of Available Funds used to
            purchase additional Auto Loans during the
            related Due Period was ............................. $        -0-
                                                                 ---------------

      (f)   The amount of Available Funds and interest
            earned on the Collection Account remaining
            after the purchase of additional Auto Loans
            with respect to the related Due Period
            [d-e] is ........................................... $  1,713,851.93
                                                                 ---------------

      13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 6.50%.

            (a)   The amount of the aggregate Monthly
                  Servicing Fee to be paid to the
                  Servicer on such Distribution Date is ........ $    108,623.54
                                                                 ---------------

            (b)   The amount of the aggregate Monthly
                  Subrogation Amount to be paid to the
                  Master Administrator on such
                  Distribution date is ......................... $        -0-
                                                                 ---------------

            (c)   The amount of the Monthly
                  Administrator Fee to be paid to the
                  Master Administrator on such
                  Distribution Date is ......................... $     28,178.93
                                                                 ---------------

            (d)   The amount of the aggregate
                  distribution to be made on such
                  Distribution Date which constitutes
                  interest on the Investor Certificates
                  at the Certificate Rate, including
                  any Shortfall so allocable is ................ $    162,256.04
                                                                 ---------------

            (e)   The amount of the aggregate
                  distribution to be made on such
                  Distribution Date which constitutes
                  payments in reduction of principal
                  with respect to the Investor
                  Certificates is .............................. $  1,091,264.95
                                                                 ---------------

            (f)   The total amount of the distribution
                  to be made on such Distribution Date
                  to the Investor Certificateholders
                  [d+e] is ..................................... $  1,253,520.99
                                                                 ---------------

            (g)   The amount of the aggregate
                  distribution to be made on such
                  Distribution Date which constitutes
                  interest on the Seller Certificate at
                  the Certificate Rate is ...................... $     18,362.15
                                                                 ---------------

            (h)   The amount of the aggregate
                  distribution to be made on such
                  Distribution Date which constitutes a
                  reduction of principal with respect
                  to the Seller Certificate is ................. $    182,857.87
                                                                 ---------------

            (i)   The amount to be deposited in the
                  Cash Reserve Account is ...................... $     49,852.13
                                                                 ---------------

            (j)   The amount to be retained in the
                  Collection Account with respect to
                  the Reinvestment Amount and the
                  Partial Payment Amount is .................... $     72,456.33
                                                                 ---------------

            (k)   The amount to be disbursed to the
                  Seller Certificateholder (other than
                  the amounts referred to in (g) and
                  (h) is ....................................... $        -0-
                                                                 ---------------

            (1)   The total amount of the distribution
                  to be made to the Seller
                  Certificateholders [g+h+k] is ................ $    201,220.02
                                                                 ---------------

      14.   Investor and Seller Certificate principal
            Balance (end of Due Period).

            (a)   The Investor Certificate Principal
                  Balance as of July 31, 1996 (after
                  giving effect to the disbursements in
                  reduction of principal, if any, on
                  the immediately preceding
                  Distribution Date) was ....................... $ 28,863,696.34
                                                                 ---------------

            (b)   The Seller Certificate Principal
                  Balance as of July 31, 1996 (after
                  giving effect to the disbursements in
                  reduction of principal, if any, on
                  the immediately preceding
                  Distribution Date or the effect of
                  the computation of the Individual
                  Sold Balance relating to the purchase
                  of additional Auto Loans during the
                  Interest-Only Period in accordance
                  with the terms of the Pooling and
                  Servicing Agreement) was ..................... $  3,207,077.37
                                                                 ---------------

      15.   Events of Administrator Termination.

            No event has occurred and is continuing
            which constitutes an Event of Administrator
            Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or b9th [except as disclosed on the attached Annex A].

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of August 1996.

                                       NAFCO INC.
                                       as Master Administrator


                                       By: /s/ Scott Drath
                                          ------------------------
                                         Name: Scott Drath
                                         Title:  Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED August 15, 1996


                   EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                    ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED August 15, 1996


             In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


1.    Aggregate Principal Balance of the Auto Loans.

      As of July 31, 1996 [the close of business on the last day of the Due Period]

      Number of Days          Number of                Aggregate Principal
        Delinquent            Auto Loans               Balance of Auto Loans
      --------------          ----------               ---------------------

      current (0-29)             2,244                     $ 25,766,995
         30 - 59                   250                        3,129,699
         60 - 89                    84                        1,052,997
         90 - 120                   55                          614,788
         over 120                  276                        2,395,250
                                 -----                     ------------
      Totals:                    2,909                     $ 32,959,730
                                 =====

      Aggregate Principal Balance of Defaulted Auto
      Loans at July 31, 1996                                   (888,956)
                                                           ------------

      Aggregate Principal Balance allocable to
      Certificateholders                                   $ 32,070,774
                                                           ============

2     Total Amounts Collected during the Due Period and
      Deposited into the Collection Account.

      (a)   The total amount of Payments collected on
            the Auto Loans and deposited into the
            Collection Account for the Due Period was .......... $  1,247,703.76
                                                                 ---------------

      (b)   The total amount of Recoveries on Defaulted
            Auto Loans collected on the Auto Loans and
            deposited into the Collection Account for
            the Due Period was ................................. $    313,169.18
                                                                 ---------------

      (c)   The total amounts collected on the Auto
            Loans and deposited into the Collection
            Account for the Due Period was [a+b] ............... $  1,560,872.94
                                                                 ---------------

3.    Defaulted Auto Loans.

      Auto Loans that became Defaulted Auto Loans during the Due Period:

                  Number of                    Aggregate Principal
                  Auto Loans                  Balance of Auto Loans
                  ----------                  ---------------------

                     40                          $510,063.97

4.    The information specified in item 13(d) through
      (f) stated on the basis of $1 .000 Initial
      Principal Amount.
             The Certificate Rate is 6.5%

      (a)   The amount of the aggregate distribution to
            be made on such Distribution Date which
            constitutes interest on the Investor
            Certificates at the Certificate Rate,
            including any Shortfall so allocable stated
            on the basis of $1,000 Initial Principal
            Amount is .......................................... $      4.913872
                                                                 ---------------

      (b)   The amount of the aggregate distribution to
            be made on such Distribution Date which
            constitutes payments in reduction of
            principal with respect to the Investor
            Certificate on the basis of $1,000 Initial
            Principal Amount is ................................ $     33.048605
                                                                 ---------------

      (c)   The total amount of the distribution to be
            made on such Distribution Date to the
            Investor Certificateholders on the basis of
            $1,000 Initial Principal Amount is ................. $     37.962477
                                                                 ---------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED August 15, 1996

      Calculation of Required Cash Reserve Amount as of the August 20, 1996 Distribution Date .

      (i)   The Investor Certificate Principal Balance equals $29,954,961.29

      (ii)  Required Reserve Percentage equals 10%.

      (iii) The Required Cash Reserve Amount equals (the product of (i) and
            (ii)) $2,995,496.13

      For purposes of this Annex C, the following term shall have the following meaning:

  "Required Reserve Percentage" means:

      (a) for any Payment Date on which there is not an uncured Reserve Requirement Event. 5%;

      (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month
            Delinquency Test"), the Required Reserve
            Percentage on each succeeding Payment Date shall be 10%, provided. however, that if, for any Due Period following the third Due
            Period following the occurrence of a Three
            Month Delinquency Test, the Three Month
            Delinquency Ratio is less than 4% (a "Three
            Month Delinquency Cure"), the provisions of this clause 0)) shall no longer apply until another Three Month Delinquency Test occurs:

      (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the
            Required Reserve Percentage on each
            succeeding Payment Date shall be 10%;
            provided, however, that if, for any Due
            Period following the third Due Period
            following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

      (d) if the Gross Loss Ratio for any Due Period exceeds 18% (a "Loss Test"), the Required
            Reserve Percentage on each succeeding
            Payment Date shall be 10%; provided,
            however, that if, for any Due Period
            following the third Due Period following the occurrence of the Loss Test, the Three
            Month Gross Ratio is less than 18% (a "Loss
            Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs:

      (e)   if the Three-Month Gross Loss Ratio for any
            Due Period exceeds 14.5% (a "Three Month
            Loss Test"), the Required Reserve
            Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
            Gross Loss Ratio is less than 14.5% (a
            "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

      (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve
            Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                           MASTER ADMINISTRATOR REPORT

           ---------------------------------------------------------

                               NAFCO AUTO TRUST 3

                  For the September 20, 1996 Distribution Date

                   For the period beginning on August 1, 1996
                and ending on August 31, 1996 (the "Due Period")

           ---------------------------------------------------------

     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is September 17, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               August 1, 1996 was .................................    .87412769
                                                                       ---------
          (b)  The Pool Factor with respect to
               August 31, 1996 was ................................    .84252433
                                                                       ---------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period)

          (a)  The Investor Certificate Principal
               Balance as of August 1, 1996
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was .......................   $ 28,863,696.34
                                                                ---------------

          (b)  The Seller Certificate Principal
               Balance as of August 1, 1996 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was ....................................    $ 3,207,077.37
                                                                 --------------

     7.   Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is .....................              4.02%
                                                                           ----

          (b)  The Three Month Deliquency Ratio is ..........              3.67%
                                                                           ----

          (c)  The Gross Loss Ratio is ......................             20.51%
                                                                          -----

          (d)  The Three Month Gross Loss Ratio is ..........             17.01%
                                                                          -----

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*) ........................................             13.91%
                                                                          -----

          (g)  The Required Reserve Percentage is ...........             10.00%
                                                                          -----

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $ _________ of claims which are currently in dispute. Such disputed claims represent ________% of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is .........................    $   104,003.03
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is .........................    $      -0-
                                                                 --------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is ..................    $   104,003.03
                                                                 --------------

     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is ......................................    $      -0-
                                                                 --------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is ...............................    $      -0-
                                                                 --------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is .......    $      -0-
                                                                 --------------

     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is ..........    $    26,688.57
                                                                 --------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is ......................    $      -0-
                                                                 --------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is            $    26,688.57
                                                                 --------------

     11.  The Cash Reserve Account.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as
                    of the first day of the Due Period ......    $ 1,496,564.41
                                                                 --------------

               (ii) The aggregate Insurance Deductible
                    to be deposited by the Seller into the
                    Cash Reserve Account on the Deposit
                    Date with respect to additional Auto
                    Loans acquired ..........................    $      -0-
                                                                 --------------

              (iii) The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate
                    amount of the Insurance Deductible ......    $   123,062.34
                                                                 --------------

               (iv) The aggregate amount of Monthly
                    Subrogation Amount to be deposited
                    into the Insurance Reserve Amount
                    on the related Deposit Date .............    $      -0-
                                                                 --------------

               (v)  The Insurance Reserve Amount as of
                    the end of the Due Period
                    is ......................................    $ 1,373,502.07
                                                                 --------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is ..........    $ 2,886,369.63
                                                                 --------------

               (ii) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is ..........    $ 1,490,379.18
                                                                 --------------

              (iii) The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is ............    $   118,584.87
                                                                 --------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is ..........    $ 1,608,964.05
                                                                 --------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is ................................    $ 2,982,466.12
                                                                 --------------

     12.  Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period was ........    $ 1,566,254.57
                                                                 --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was .......................    $    72,456.33
                                                                 --------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned
               on the Cash Reserve Account and
               transferred into the Collection Account
               for the Due Period on the related
               Deposit Date was .............................    $    19,603.60
                                                                 --------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was ........    $ 1,658,314.50
                                                                 --------------

          (e)  The amount of Available Funds used to
               purchase additional Auto Loans during
               the related Due Period was ...................    $      -0-
                                                                 --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is ...........    $ 1,658,314.50
                                                                 --------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is .................    $   104,003.03
                                                                 --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is .........................    $      -0-
                                                                 --------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is .................    $    26,688.57
                                                                 --------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is ......    $   156,345.02
                                                                 --------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is ..............    $ 1,043,543.12
                                                                 --------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is ..    $ 1,199,888.14
                                                                 --------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is .......    $    17,371.67
                                                                 --------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is ....    $   115,949.23
                                                                 --------------

          (i)  The amount to be deposited in
               the Cash Reserve Account is ..................    $   118,584.87
                                                                 --------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Reinvestment Amount and the
               Partial Payment Amount is ....................    $    75,828.99
                                                                 --------------

          (k)  The amount to be disbursed to the Seller
               Certificateholder (other than the
               amounts referred to in (g) and (h)) is .......    $      -0-
                                                                 --------------

          (1)  The total amount of the distribution
               to be made to the Seller Certificateholders
               [g+h+k] is ...................................    $   133,320.90
                                                                 --------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal Balance
               as of August 31, 1996 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was .............    $ 27,820,153.22
                                                                 --------------

          (b)  The Seller Certificate Principal
               Balance as of July 31, 1996 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               immediately preceding Distribution
               Date or the effect of the computation
               of the Individual Sold Balance relating
               to the purchase of additional Auto
               Loans during the Interest-Only Period
               in accordance with the terms of the
               Pooling and Servicing Agreement) was .........    $ 3,091,128.14
                                                                 --------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 17th day of September 1996.


                                       NAFCO INC.
                                         as Master Administrator



                                       By: /s/ Scott Drath
                                           ----------------------------------
                                           Name:  Scott Drath
                                           Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                            DATED September 17, 1996


                    EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                            DATED September 17, 1996

     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   Aggregate Principal Balance of the Auto Loans.

          As of September 31, 1996 [the close of business on the last day of the Due Period]

              Number of Days      Number of          Aggregate Principal
                Delinquent        Auto Loans        Balance of Auto Loans
              --------------      ----------        ---------------------
              current (0-29)       2,154                $ 24,436,980
                 30 - 59             264                   3,226,470
                 60 - 89              81                     959,559
                 90 - 120             59                     692,242
                 over 120            306                   2,581,704
                                   -----                ------------
              Totals:              2,864                $ 31,896,955
                                   =====

              Aggregate Principal Balance of Defaulted
              Auto Loans at August 31, 1996                 (985,674)
                                                        ------------

              Aggregate Principal Balance allocable
              to Certificateholders                     $ 30,911,281
                                                        ============

     2.   Total Amounts Collected during the Due
          Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was ....    $ 1,186,921.33
                                                                 --------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was ....    $   252,898.24
                                                                 --------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b] .........    $ 1,439,819.57
                                                                 --------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

             Number of                    Aggregate Principal
             Auto Loans                  Balance of Auto Loans
             ----------                  ---------------------

                37                           $463,676.70

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.

                  The Certificate Rate is 6.5%

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis
               of $1,000 Initial Principal Amount is ........    $     4.734858
                                                                 --------------

          (6)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is ..    $    31.603365
                                                                 --------------

         (c)   The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is ..................    $    36.338223
                                                                 --------------

                                     ANNEX C
                                       TO
                           MASTER ADMINISTRATOR REPORT
                            DATED September 17, 1996

     Calculation of Required Cash Reserve Amount as of the September 20, 1996 Distribution Date.

     (i)  The Investor Certificate Principal Balance equals $28,863,696.34

     (ii) Required Reserve Percentage equals 10%.

    (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $2,886,369.63

     For purposes of this Annex C, the following term shall have the following meaning:

"Required Reserve Percentage" means:

     (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

     (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
          Required Reserve Percentage on each succeeding Payment
          Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency
          Test occurs:

     (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs:

     (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
          (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shalL be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month
          Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

     (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve
          Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
          Gross Loss Ratio is less than 14.5% (a "Three Month
          Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

     (f)  if 20% of more of eligible claims of the Auto Loans
          Protection Policy are not paid by the InsuRance Companies within the time specified therein, the Required Reserve
          Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                           MASTER ADMINISTRATOR REPORT

                     --------------------------------------

                              NAFCO AUTO TRUST - 3

                   For the October 21, 1996 Distribution Date

           For the period beginning on September 1, 1996 and ending on
                      September 30, 1996 (the "Due Period")

                     --------------------------------------

     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of October 1, 1995, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is October 17, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with
               respect to September 1,
               1996 was ...........................................    .84252433
                                                                       ---------
          (b)  The Pool Factor with
               respect to September 30,
               1996 was ...........................................    .81071769
                                                                       ---------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate
               Principal Balance as of
               September 1, 1996 (after
               giving effect to the
               disbursements in
               reduction of principal,
               if any, on the
               immediately preceding
               Distribution Date) was .......................   $ 27,820,153.22
                                                                ---------------

          (b)  The Seller Certificate
               Principal Balance as of
               September 1, 1996 (after
               giving effect to the
               disbursements in
               reduction of principal,
               if any, on the
               immediately preceding
               Distribution Date) was .......................   $  3,091,128.14
                                                                ---------------

     7. Occurrence of a Required Reserve Event

          (a)  The Delinquency Ratio is .....................              5 00%
                                                                          -----

          (b)  The Three Month Deliquency Ratio is ..........              4.30%
                                                                          -----

          (c)  The Gross Loss Ratio is ......................             25.28%
                                                                          -----

          (d)  The Three Month Gross Loss Ratio is ..........             21.13%
                                                                          -----

          (e)  The percentage of eligible
               claims on the ALPI policy
               not paid in a timely
               manner is(*) .................................             11.99%
                                                                          -----

          (g)  The Required Reserve Percentage is ...........             10.00%
                                                                          -----

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $_________ of claims which are currently in dispute. Such disputed claims represent _____% of all eligible claims.

     8.   Aggregate Monthly Servicing Fee.

          (a)  The Monthly Servicing Fee
               owing to the Servicer on
               the related Distribution
               Date is ......................................     $  107,311.65
                                                                  -------------
          (b)  The amount of accrued and
               unpaid Monthly Servicing
               Fees in respect of prior
               Due Periods is ...............................     $     -0-
                                                                  -------------
          (c)  The total Monthly
               Servicing Fee paid or
               payable to the Servicer
               in respect of such Due
               Period [a+b] is ..............................     $  107,311.65
                                                                  -------------
     9.   Aggregate Monthly Subrogation Amount.

          (a)  The Monthly Subrogation
               Amount owing on the
               related Distribution Date
               is ...........................................     $    -0-
                                                                  -------------
          (b)  The amount of accrued and
               unpaid Monthly
               Subrogation Amount in
               respect of prior Due
               Periods is....................................     $    -0-
                                                                  -------------

          (c)  The total Monthly
               Subrogation Amount paid
               or payable to the Master
               Administrator in respect
               of such Due Period [a+b]
               is ...........................................     $    -0-
                                                                  -------------
     10.  Aggregate Monthly Administrator Fee.

          (a)  The Monthly Administrator
               Fee owing on the related
               Distribution Date is .........................     $   25,254.52
                                                                  -------------
          (b)  The amount of accrued and
               unpaid Monthly
               Administrator Fees in
               respect of prior Due
               Periods is ...................................     $    -0-
                                                                  -------------
               Administrator Fee paid or
               payable to the Master
               Administrator in respect
               of such Due Period [a+b]
               is ...........................................     $   25,254.52
                                                                  -------------
     11.  The Cash Reserve Account.

         (a)   The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount
                    as of the First day of the Due
                    Period ..................................     $1,373,502.07
                                                                  -------------
               (ii) The aggregate Insurance
                    Deductible to be deposited by
                    the Seller into the Cash
                    Reserve Account on the Deposit
                    Date with respect to
                    additional Auto Loans acquired ..........     $    -0-
                                                                  -------------
               (iii)The aggregate amount to be
                    withdrawn from the Insurance
                    Reserve Amount, deposited into
                    the Collection Account and
                    applied against the aggregate
                    amount of the Insurance
                    Deductible ..............................     $  $51,362.05
                                                                  -------------
               (iv) The aggregate amount of
                    Monthly Subrogation Amount to
                    be deposited into the
                    Insurance Reserve Amount on
                    the related Deposit Date ................     $    -0-
                                                                  -------------
               (v)  The Insurance Reserve Amount
                    as of the end of the Due
                    Period is ...............................     $1,322,140.02
                                                                  -------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve
                    Amount (assuming all
                    withdrawals or deposits to be
                    made with respect to the
                    current Distribution Date are
                    made) is ................................     $2,782,015.32
                                                                  -------------
               (ii) The Available Cash Reserve
                    Amount available for deposit
                    to the Collection Account on
                    the related Deposit Date prior
                    to any withdrawals or
                    deposits to be made with
                    respect to the current
                    Distribution Date are made) is ..........     $1,608,964.05
                                                                  -------------
               (iii)The amount to be deposited to
                    (withdrawn from) the Available
                    Cash Reserve Amount with
                    respect to the current
                    Distribution Date is ....................     $   -0-
                                                                  -------------
               (iv) The Available Cash Reserve
                    Amount available for deposit
                    to the Collection Account on
                    the related Deposit Date
                    (after any withdrawals or
                    deposits to be made with
                    respect to the current
                    Distribution Date are made) is ..........     $1,608,964.05
                                                                  -------------
          (c)  The total Cash Reserve Account as
               of the end of the Due Period (after
               giving effect to the deposits and
               withdrawals in (a) and (b) above)
               is ...........................................     $2,931,104.07
                                                                  -------------
     12.   Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period
               was ..........................................     $1,437,369.09
                                                                  -------------
          (b)  The amount of Available Funds with
               respect to the immediately
               preceding Due Period that were
               retained in the Collection Account
               was ..........................................     $   75,828.99
                                                                  -------------
          (c)  Interest earned on and retained in
               the Collection Account and interest
               earned on the Cash Reserve Account
               and transferred into the Collection
               Account for the Due Period on the
               related Deposit Date was .....................     $   18,820.48
                                                                  -------------

          (d)  Total distributable funds with
               respect to the related Due Period
               [a+b+c] was ..................................     $1,532,018.56
                                                                  -------------
          (e)  The amount of Available Funds used
               to purchase additional Auto Loans
               during the related Due Period was ............     $    -0-
                                                                  -------------
          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the
               purchase of additional Auto Loans
               with respect to the related Due
               Period [d-e] is ..............................     $1,532,018.56
                                                                  -------------
     13.  Disbursements to be made on the related Distribution Date.
               The Certificate Rate is 6.50%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the
               Servicer on such Distribution Date
               is ...........................................     $  107,311.65
                                                                  -------------
          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to
               the Master Administrator on such
               Distribution date is .........................     $    -0-
                                                                  -------------
          (c)  The amount of the Monthly
               Administrator Fee to be paid to the
               Master Administrator on such
               Distribution Date is .........................     $   25,254.52
                                                                  -------------
          (d)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               interest on the Investor
               Certificates at the Certificate
               Rate, including any Shortfall so
               allocable is .................................     $  150,692.50
                                                                  -------------
          (e)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               payments in reduction of principal
               with respect to the Investor
               Certificates is ..............................     $1,050,255.17
                                                                  -------------
          (f)  The total amount of the
               distribution to be made on such
               Distribution Date to the Investor
               Certificateholders [d+e] is ..................     $1,200,947.67
                                                                  -------------
          (g)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               interest on the Seller Certificate
               at the Certificate Rate is ...................     $   16,743.61
                                                                  -------------

          (h)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               a reduction of principal with
               respect to the Seller Certificate
               is ...........................................     $  113,378.22
                                                                  -------------
          (i)  The amount to be deposited in the
               Cash Reserve Account is ......................     $    -0-
                                                                  -------------
          (j)  The amount to be retained in the
               Collection Account with respect to
               the Reinvestment Amount and the
               Partial Payment Amount is ....................     $   68,382.89
                                                                  -------------
          (k)  The amount to be disbursed to the
               Seller Certificateholder (other
               than the amounts referred to in (g)
               and (h)) is ..................................     $    -0-
                                                                  -------------
          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k]
               is ...........................................     $  130,121.83
                                                                  -------------
     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal
               Balance as of September 30, 1996
               (after giving effect to the
               disbursements in reduction of
               principal, if any, on the
               immediately preceding Distribution
               Date) was ....................................    $26,769,898.05
                                                                  -------------
          (b)  The Seller Certificate Principal
               Balance as of September 30, 1996
               (after giving effect to the
               disbursements in reduction of
               principal, if any, on the
               immediately preceding Distribution
               Date or the effect of the
               computation of the Individual Sold
               Balance relating to the purchase of
               additional Auto Loans during the
               Interest-Only Period in accordance
               with the terms of the Pooling and
               Servicing Agreement) was .....................     $2,977,749.92
                                                                  -------------
     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 17th day of October 1996.


                                   NAFCO INC.
                                     as Master Administrator


                                   By: /s/ Scott Drath
                                       ------------------------
                                       Name:  Scott Drath
                                       Title: Vice President

                                    ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED October 17, 1996

                   EVENT OF MASTER ADMINISTRATOR TERMINATION

                                      None

                                    ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED October 17, 1996

     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   Aggregate Principal Balance of the Auto Loans.

          As of September 30, 1996 [the close of business on the last day of the Due Period]

         Number of Days         Number of         Aggregate Principal
           Delinquent          Auto Loans        Balance of Auto Loans
           ----------          ----------        ---------------------
         current (0-29)             2,013             $ 22,425,921
            30 - 59                   312                3,728,649
            60 - 89                    97                1,170,438
           90 - 120                    53                  608,740
           over 120                   354                2,960,892
                                 --------                ---------
         Totals:                    2,829             $ 30,894,640
                                 ========

               Aggregate Principal Balance of
               Defaulted Auto Loans at September
               30, 1996                                 (1,150,309)
                                                      ------------
               Aggregate Principal Balance
               allocable to Certificateholders        $ 29,744,331
                                                      ============

     2.   Total Amounts Collected during the Due
          Period and Deposited into the Collection Account.

          (a)  The total amount of Payments
               collected on the Auto Loans and
               deposited into the Collection
               Account for the Due Period was ...............     $1,108,379.83
                                                                  -------------
          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on
               the Auto Loans and deposited into
               the Collection Account for the Due
               Period was ...................................     $  285,073.31
                                                                  -------------
          (c)  The total amounts collected on the
               Auto Loans and deposited into the
               Collection Account for the Due
               Period was [a+b] .............................     $1,393,453.14
                                                                  -------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

                  Number of                   Aggregate Principal
                  Auto Loans                  Balance of Auto Loans
                  ----------                  ---------------------

                     42                            $497,272.21

     4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount

                    The Certificate Rate is 6.5%

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is ...........    $     4.563673
                                                                 --------------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is ..    $    31.806637
                                                                 --------------

          (c)  The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is ..................    $    36.370310
                                                                 --------------

                             ANNEX C
                                TO
                   MASTER ADMINISTRATOR REPORT
                      DATED October 17, 1996

     Calculation of Required Cash Reserve Amount as of the October 21, 1996 Distribution Date.

          (i)  The Investor Certificate Principal Balance equals
               $27,820,153.22

          (ii) Required Reserve Percentage equals 10%.

         (iii) The Required Cash Reserve Amount equals (the product of (i) and
               (ii)) $2,782,015.32

     For purposes of this Annex C, the following term shall have the following meaning:

"Required Reserve Percentage" means:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause
               (b) shall no longer apply until another Three Month Delinquency Test occurs:

          (c)  if the Delinquency Ratio for any Due Period exceeds 6%
               (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month Gross Loss Ratio is less than 14.5% (a "Three Month Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.